FEDERATED COMMUNICATIONS TECHNOLOGY FUND
A Portfolio of Federated Equity Funds
Supplement to the Statement of Additional Information dated September 13, 1999



Please add the following indexes to the sub-section entitled "Performance Comparisons" on page 16 of the Statement of Additional Information:

"Merrill Lynch 100 Technology Index

The Merrill Lynch 100 Technology Index is an unmanaged, equally weighted index of the 100 largest technology stocks, as defined by market capitalization and trading volume.

NASDAQ Composite Index

The NASDAQ Composite Index (Composite) measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market value weighted. This means that each company's security affects the index in proportion to its market value. The market value, which is the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Today, the Composite includes over 5,000 companies, more than most other stock market indexes. Because it is so broad-based, the Composite is one of the most widely followed and quoted major market indexes."






                                                               November 16, 1999





Cusip 314172818
Cusip 314172792
Cusip 314172784
G02681-03 (11/99)